Prospectus Supplement
June 4, 2007

Morgan Stanley Institutional Liquidity Funds

Supplement dated June 4, 2007 to the Cash Management Class Portfolios Prospectus dated February 28, 2007 of:

Money Market Portfolio

Prime Portfolio

Government Portfolio

Government Securities Portfolio

Treasury Portfolio

Treasury Securities Portfolio

Tax-Exempt Portfolio

The first sentence of the second paragraph of the section of the Prospectus titled ‘‘Purchasing Shares’’ is hereby deleted and replaced with the following:

Cash Management Class Shares are available to clients of the Adviser with investments at the time of initial purchase of at least $1,000,000, or to clients of Morgan Stanley Private Wealth Management.

Please retain this supplement for future reference.

LFCMCSPT   6/07